UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                  CURRENT REPORT
    Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): October 27, 2004
                                                  --------------------



                         CANTERBURY CONSULTING GROUP, INC.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)



Pennsylvania                        0-15588                   23-2170505
------------                   ----------------        ----------------------
State or other jurisdiction    (Commission                (IRS Employer
of incorporation)               File Number)              Identification No.)



352 Stokes Road, Suite 200,  Medford, New Jersey                 08055
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(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code:  (609) 953-0044
                                                   -------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement
---------------------------------------------------------

     On October 27, 2004, Canterbury Consulting Group, Inc. (the "Company") and User Technology Services, Inc., a subsidiary of the Company ("Usertech"), entered into a Settlement Agreement and Mutual Release (the "Agreement") with Ceridian Corporation ("Ceridian"). This release does not apply to "any claims Canterbury may have against E. Paul Cooke arising out of his actions as an employee, officer, or agent of Canterbury under his Employment Agreement with Canterbury dated September 28, 2001."

     The Agreement represents the resolution of arbitration proceedings that the Company initiated in August 2003 for claims arising out of the Company's purchase of Usertech from Ceridian in September 2001.
Additional information on the purchase and the arbitration proceedings has been previously reported in filings with the Securities and Exchange Commission, including the Company's Quarterly Report on Form 10-Q for the period ended August 31, 2004.

     Under the terms of the Agreement, the Company has agreed to deliver to Ceridian $912,000, which represents outstanding amounts relating to the purchase of Usertech that had not been delivered to Ceridian pending resolution of the arbitration proceedings. In addition, the Company and Usertech have agreed that they will not seek bankruptcy or insolvency protection as set forth in the Agreement for a period of 91 days from October 4, 2004. The arbitration proceedings will be dismissed without prejudice following October 4, 2004, and they will be dismissed with prejudice after 91 days following October 4, 2004 if the Company and Usertech have not filed, or had filed against it, any such bankruptcy or insolvency proceedings.

     A copy of the Agreement is attached as Exhibit 10.1 to this report.


ITEM 9.01 Financial Statements and Exhibits


      (c)  Exhibits

           Number                   Description

           10.1 Dismissal of Arbitration and Settlement Agreement with Ceridian Corporation

                             SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CANTERBURY CONSULTING GROUP, INC.
                                         BY: /s/ Kevin J. McAndrew
                                         ----------------------------
                                         Kevin J. McAndrew, President
Dated: October 28, 2004